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                                                                 EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Acorn Products, Inc. (the "Company") on Form 10-K/A No. 1 for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John G. Jacob, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)  The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      /s/ John G. Jacob
                                      --------------------------------------
                                      John G. Jacob, Chief Financial Officer
                                      October 17, 2002